1 of 7 AMENDED AND RESTATED ADDENDUM TO BROKER-DEALER SELLING AGREEMENT FOR DUAL REGISTRANT’S REGISTERED INVESTMENT ADVISER-RELATED ACTIVITIES This Amended and Restated Addendum to Broker-Dealer Selling Agreement (“RIA Addendum”) between Broker-Dealer and Company entirely replaces the RIA Addendum previously entered into between the parties dated November 15, 2024, and is hereby incorporated and made part of the Agreement. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Agreement. For purposes of the RIA Addendum, “Dual Registrant” means an entity that is registered with the SEC as both a broker-dealer and an investment adviser. This RIA Addendum shall be effective as of May 30, 2026. Whereas, pursuant to the Agreement, Broker Dealer, acting through its Registered Representatives, who are appointed as insurance agents of Company, is authorized to sell and service (i) Registered Contracts that are variable annuity(-ies) (each a “VA”), and (ii) Unregistered Contracts (each, a “FA”), and (iii) Contracts that are contingent deferred annuities not supported by Accounts (each, a “CDA”). VAs, FAs and CDAs are collectively, “Annuities.” Annuities that are fee-based are identified as “Non-Commissionable” in Schedule B to the Agreement. Whereas, Dual Registrant, acting in its capacity as a registered investment adviser, provides investment advisory services through its investment adviser representatives (“IARs”) to investment advisory clients of Dual Registrant who own an Annuity (each, an “Owner” or collectively, “Owners”). Dual Registrant may also authorize additional persons who are employees of and subject to Dual Registrant’s supervision to request Financial Transactions (defined below) in connection with VAs and FAs and perform CDA Contract Maintenance (defined below), and/or to perform contract maintenance (collectively with IARs, “Authorized Person(s)”). Authorized Persons who are not IARs will not provide investment advice to potential Owners or Owners . Whereas, Company has implemented processes whereby Dual Registrant’s IARs and Authorized Persons are authorized by Owners to provide instructions to Company related to (i) the allocation of account value within an Owner’s VA or FA; and/or (ii) periodic redemptions from an Owner’s fee-based VA or fee-based FA as payment by an Owner to Dual Registrant, as a registered investment adviser, for the investment advisory services provided to Owner in connection with such annuity (“Advisory Fee”) (collectively, “Financial Transactions”) and/or (iii) to perform contract maintenance services, as defined in the definitions and disclosures document attached to an Annuity application. Whereas, Company has implemented processes whereby Dual Registrant’s IARs and Authorized Persons are authorized by Owners to provide instructions to Company related to utilizing the benefits and features of a CDA and other administrative functions related to an Owner’s CDA (collectively, “CDA Contract Maintenance”). CDA is available to eligible potential Owners/Owners who have engaged Dual Registrant to provide investment advice on the management of their assets held in an investment account (“Managed Account”) by a qualified custodian approved by Company. Whereas, Company agrees to accept Financial Transactions, CDA Contract Maintenance, and contract maintenance instructions from Dual Registrant and its Authorized Persons: (i) upon receipt of all properly completed and executed Company forms, including an Investment Advisor Authorization Form (for VAs and FAs) and/or the Investment Advisor Authorization – ActiveIncome Form (for CDAs), as applicable, (ii) subject to this RIA Addendum, as may be amended from time to time; and (iii) subject to any electronic user agreements required to access Company’s electronic tools and services; and

2 of 7 Whereas, the parties now desire to supplement the Agreement in order to address Dual Registrant’s investment advisory activities in connection with Annuities. Now therefore, in consideration of the mutual agreements contained in this RIA Addendum, the Agreement is hereby amended to include the following: I. Representations and Warranties of Dual Registrant: Dual Registrant, acting as registered investment adviser, hereby represents and warrants with respect to each Financial Transaction and/or CDA Contract Maintenance instructions: 1. Dual Registrant is and shall remain an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 and the rules thereunder; 2. Each IAR is and shall remain continuously and for so long as the IAR requests Financial Transactions and/or CDA Contract Maintenance, properly registered as an investment adviser representative of Dual Registrant under applicable state law. Each Authorized Person who requests Financial Transactions and/or CDA Contract Maintenance in connection with an Owner’s Annuity has been authorized by Dual Registrant to do so and shall be acting within the scope of his/her authority, on behalf of Dual Registrant as registered investment adviser. Company will only process Advisory Fee withdrawals from a fee-based VA or fee-based FA, if and to the extent permitted by the applicable annuity contract, upon receipt of a properly completed and executed Advisory Fee Withdrawal Form signed by the IAR and Owner. Dual Registrant will not permit any Authorized Person to associate with Dual Registrant as an IAR to the extent such person is subject to a statutory disqualification from association with an investment adviser under the Investment Advisers Act of 1940 or any rules or regulations thereunder, any state securities laws, rules or regulations, any regulatory authority or agency with jurisdiction over the investment advisory activities of Dual Registrant or whose association is prohibited by the Federal Crime Bill (18 U.S.C.§§ 1033, 1034); 3. Dual Registrant shall supervise Authorized Persons’ activities, under this RIA Addendum, and shall comply, and require each Authorized Person to comply, with all applicable laws in connection with Financial Transactions and CDA Contract Maintenance and providing investment advisory services to Owners. Dual Registrant shall monitor IARs to ensure that investment advisory services are being provided to Owners in connection with the Annuities, and the Managed Accounts associated with CDAs; 4. Dual Registrant has entered into a written investment advisory agreement with each Owner for whom an Authorized Person will request Financial Transactions and/or CDA Contract Maintenance or perform contract maintenance that grants Dual Registrant and its Authorized Persons the authority to request Financial Transactions, CDA Contract Maintenance and to perform contract maintenance, as defined in the definitions and disclosures document attached to an Annuity application, as updated from time to time, in connection with the purchase of the Annuity; 5. Dual Registrant is solely responsible for and will require its insurance-licensed IARs to explain the amount and calculation of the Advisory Fee to Owners and the potential consequences associated with withdrawing the Advisory Fee from a fee-based VA or fee-based FA and/or the Managed Account associated with a CDA, including any impact to the benefits available under such annuity and tax implications; 6. Dual Registrant will immediately discontinue and/or cause an Authorized Person to discontinue requesting Financial Transactions and/or CDA Contract Maintenance (a) if Dual Registrant’s

3 of 7 or any IAR’s registration, license or authorization is terminated or altered in a way that would prohibit Dual Registrant’s or an IAR’s ability to provide investment advisory services to Owners, or (b) any Authorized Person’s, who is not an IAR, authorization is terminated or altered in a way that would preclude such person from requesting Financial Transactions or CDA Contract Maintenance. In any such instance, Dual Registrant will promptly notify Company of same in writing. If Dual Registrant’s registration or authorization is terminated or altered, this RIA Addendum shall immediately terminate, and Company will no longer accept or permit Financial Transactions and/or CDA Contract Maintenance requests from Dual Registrant or Authorized Persons. If an Authorized Person’s registration, license or authorization is terminated or altered, Company will no longer accept or permit Financial Transactions and/or CDA Contract Maintenance requests from such Authorized Person. Company will not be liable for any losses resulting from any Financial Transaction and/or CDA Contract Maintenance requests it processes in good faith before being notified or otherwise made aware that Dual Registrant’s and/or an Authorized Person’s registration or authorization is terminated or altered and Dual Registrant’s indemnification obligations hereunder shall apply; 7. Tax Treatment of Advisory Fee payments i. From a non-qualified fee-based (i.e., non-commission-based) VA or fee-based FA: a. Advisory Fees will only be paid from a fee-based VA or fee-based FA pursuant to a fully executed Advisory Fee Withdrawal Form. b. The Advisory Fee is integral to the operation of the fee-based VA or fee- based FA. During any period for which the Advisory Fee Withdrawal Form is in effect, the Owner will receive ongoing investment advice from the Dual Registrant with respect to the fee-based VA or fee-based FA so that the Owner may properly utilize the annuity. Dual Registrant is expected to help the Owner select subaccounts or other options available for allocation under the fee-based VA or fee-based FA. c. The Advisory Fee will not serve as consideration for anything other than investment advice provided by the Dual Registrant in relation to the fee- based VA or fee-based FA as applicable and that the Advisory Fee will not exceed an annual rate of 1.5% of the fee-based VA’s or fee-based FA’s cash value based on the time period in which the Advisory Fees are related. d. The Advisory Fee will only be used to pay for investment advisory services relating to the fee-based VA or fee-based FA. Because fee- based VAs or fee-based FAs are designed to work with a Registered Investment Adviser, the fee-based VA or fee-based FA is solely liable for the Advisory Fee. e. Based on the representations above, the Advisory Fee does not constitute compensation to the Dual Registrant for services related to any assets of the Owner other than the fee-based VA or fee-based FA or any services other than investment advisory services with respect to the fee-based VA or fee-based FA. Therefore, the Advisory Fee is an expense of the fee- based VA or fee-based FA, not a distribution to the Owner; f. The above does not apply to a non-qualified Managed Account associated with a CDA. Advisory fees from a Managed Account associated with a CDA may be taxable.

4 of 7 ii. Advisory Fee payments from a qualified fee-based Annuity or qualified Managed Account associated with a CDA are not considered taxable; 8. Dual Registrant represents that it is in material compliance with the terms of an available prohibited transaction exemption required to receive an Advisory Fee when Dual Registrant or its IAR is an investment advice fiduciary under ERISA or the Internal Revenue Code, and Dual Registrant is withdrawing an Advisory Fee from a qualified fee-based VA or fee-based FA. 9. With respect to CDAs: i. Dual Registrant and each IAR has read and understands the prospectus for a CDA and the CDA contract issued to each Owner and the limitations (e.g., investment restrictions and impact of withdrawals from the Managed Account associated with a CDA) that apply to the investment advisory services that can be provided in connection with the Managed Account associated with a CDA. Prior to providing any CDA Contract Maintenance instructions, each IAR shall review the terms of the CDA contract to understand the impact such instruction may have on each Owner’s CDA, as such instructions could reduce the value of such CDA’s future benefit and/or cause the CDA to terminate, among other potential consequences. ii. Dual Registrant shall set the minimum Managed Account value at the time this RIA Addendum is executed and shall not increase the minimum Managed Account value for CDA Owners thereafter. iii. Dual Registrant and its IARs who do not hold appropriate state insurance license(s) and appointment(s) required to sell CDA may refer potential Owners who are advisory clients of Dual Registrant to an insurance licensed Registered Representative of Broker-Dealer who will determine whether to recommend and sell a CDA to such Owner in accordance with Applicable Law. iv. Dual Registrant will ensure that the Investment Adviser Authorization – ActiveIncome Form is explained to each potential Owner/ Owner and that each potential Owner/Owner has the opportunity to ask questions about its purpose and content. II. Dual Registrant acknowledges and agrees that: 1. Company will not recommend any Annuity or select any VA or FA subaccount investments or index strategies, determine subaccount or index strategy allocations, recommend or determine the investments or allocations within Managed Accounts associated with CDAs, elect dollar cost averaging or automatic asset rebalancing (if available), or conduct any other investment- related activities at the time of application or after an Annuity is issued to Owners, as these investment-related activities shall be conducted by the Dual Registrant and IARs, subject to Owner’s grant of authority as described herein. 2. Dual Registrant shall be solely responsible for determining the amount of any Advisory Fee from a fee-based VA or fee-based FA, as well as the frequency and reasonableness of the Advisory Fee. Company expressly disclaims any liability for the amount, frequency and reasonableness of any and all Advisory Fee payment(s). 3. Dual Registrant, itself and on behalf of each Authorized Person acknowledges that activities under this RIA Addendum are subject to the applicable Annuity’s then-current prospectus and/or offering document, the VA and/or FA contract as issued, and any additional policies and procedures related to Financial Transactions and/or CDA Contract Maintenance that Company may communicate or make available.

5 of 7 4. Neither Dual Registrant nor any of its Authorized Persons is acting as an agent or representative of Company when requesting Financial Transactions and/or CDA Contract Maintenance or contract maintenance for Owners or when providing investment advisory services to Owners or potential Owners. Company expressly disclaims any liability for any investment advisory services or any Financial Transaction and/or CDA Contract Maintenance and contract maintenance requests made by Dual Registrant or any Authorized Person. 5. The Advisory Fee paid to Dual Registrant from a fee-based VA or fee-based FA is subject to a cap that may change at any time at Company’s sole discretion. 6. Not all Annuities are eligible, and certain annuity benefits when elected by the Owner may render such annuity ineligible for payment of the Advisory Fee. Company reserves the right, in its sole discretion, and at any time, to determine which Annuities are eligible, and which benefits render the annuity ineligible for an Advisory Fee. 7. Dual Registrant /Authorized Persons is/are solely responsible for transmitting Financial Transactions and/or CDA Contract Maintenance in a timely manner and no “as of” pricing will be permitted. 8. Company reserves the right to refuse any Financial Transaction for an Owner or certain Owners in the case of frequent transfers, as described more fully in the current prospectuses or SAI for the VA and/or underlying funding vehicles for the sub-accounts. 9. Company will only process Advisory Fees where the Dual Registrant and its IARs provide Company a signed Advisory Fee Withdrawal Form. 10. Unless expressly agreed to by Company, neither Dual Registrant nor any IAR may withdraw or provide Financial Transaction instructions to Company regarding the withdrawal of an Advisory Fee from Annuities that are commission-based and Company will not accept or process any such instructions. Any commissions due or payable, if applicable, in connection with commission-based Annuities shall be paid to the selling broker dealer in accordance with its selling agreement with Company. III. Representation of Company: Company represents that it will process Financial Transactions and/or CDA Contract Maintenance and contract maintenance instructions/requests received in good order, as determined by Company in its sole discretion, from Dual Registrant or its Authorized Persons. IV. Indemnity and Dispute Resolution: Dual Registrant agrees that Dual Registrant’s indemnification obligations to Company under the INDEMNITY Section of the Agreement shall apply to Dual Registrant in its capacity as an investment adviser with respect to any such investment advisory activities, and that any controversy or claim arising from investment advisory activities shall be resolved in accordance with the DISPUTE RESOLUTION Section of the Agreement. V. Limitation of Liability: Dual Registrant agrees that Company has no responsibility or liability to Dual Registrant, any Authorized Person or Owner for any fees, premiums, penalties, taxes and/or interest, or for any other claims, actions, damages (including indirect, incidental, consequential, punitive, special or exemplary damages), expenses, costs (including legal costs) and other liabilities, including without limitation, damages for loss of revenue or lost profits, arising from (i) any Financial Transaction and/or CDA Contract Maintenance or the investment advisory services provided by Dual Registrant and IAR(s) to Owners, including any negative impact to an Annuity, including any benefits thereunder, resulting from an Advisory Fee withdrawal from such annuity

6 of 7 or a Managed Account associated with a CDA, (ii) any inaccuracy, delay, error or omission in any transmission or delivery of information, including any communication failure or electronic failure, not caused by the bad faith, gross negligence, willful misconduct, willful malfeasance or omissions of Company, its employees or agents, (iii) any “force-majeure” event, and (iv) any cause beyond the reasonable control of Company (individually and collectively referred to as “Loss”), which may be assessed by any federal or state agency, by any tribunal or court, or otherwise incurred by Dual Registrant, IAR(s) and Owners, even if Dual Registrant, IAR(s) and Owners have been advised of the possibility of any such Loss, unless any such Loss occurs as a direct result of the bad faith, gross negligence willful misconduct, willful malfeasance or omissions of Company, its employees or agents. VI. IAR Background Checks: For Dual Registrants that conduct background checks on Registered Representatives prior to requesting appointment with Company, Dual Registrant shall only allow IARs who have first passed the criteria set forth in the REGISTRATION, LICENSING AND APPOINTMENT Section of the Agreement, including a review of conduct covered by applicable investment advisory laws and rules, to request Financial Transactions and/or CDA Contract Maintenance pursuant to this RIA Addendum. For Dual Registrants for which Company conducts background checks on Registered Representatives prior to requesting appointment with Company, Dual Registrant agrees to provide information to Company that is not publicly available regarding each IAR (i.e., the IAR’s Form ADV, Part 2B) that Dual Registrant authorizes to request Financial Transactions and/or CDA Contract Maintenance pursuant to this RIA Addendum. VII. Privacy/Cybersecurity: Dual Registrant and Company shall protect and maintain any Confidential Information and/or Customer Information obtained or shared pursuant to this RIA Addendum in accordance with the PRIVACY/CYBERSECURITY Section of the Agreement. Dual Registrant shall comply with the CYBERSECURITY OBLIGATIONS SCHEDULE attached to the Agreement for its investment advisory clients (in the same manner as it shall for its broker-dealer clients). Except as expressly provided herein, all other terms and conditions of the Agreement remain in full force and effect.

7 of 7 LPL ENTERPRISE, LLC, IN ITS REGISTERED INVESTMENT ADVISER CAPACITY Dual Registrant’s Authorized Person Signature Dual Registrant’s Authorized Person Name (printed) & Date: PRUCO LIFE INSURANCE COMPANY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA For the above referenced entities By: Tracey Carroll, VP Prudential’s Authorized Person Signature & Date /s/Robert S. Hatfield III Robert S. Hatfield III, Secretary 05/05/2026 /s/Tracey Carroll 5/5/2026